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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2004 through November 30, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------








--------------------------------------------------------------------------------



                                     PIONEER
                             -----------------------
                                  INTERNATIONAL
                                      VALUE
                                      FUND



                                     Annual
                                     Report

                                    11/30/05


                                  [Logo] PIONEER
                                         Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                    1

Portfolio Summary                                                        2

Prices and Distributions                                                 3

Performance Update                                                       4

Comparing Ongoing Fund Expenses                                          8

Portfolio Management Discussion                                         10

Schedule of Investments                                                 14

Financial Statements                                                    24

Notes to Financial Statements                                           31

Report of Independent Registered Public Accounting Firm                 40

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                 41

Trustees, Officers and Service Providers                                46

Pioneer International Value Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The global economy through the third quarter was robust. International equity markets posted substantial gains, with the MSCI All Country ex-U.S. index rising 11.8%. By comparison, the Standard & Poor's 500 Index managed only a 3.6% gain.

If the world economies continue their strong performance into the fourth quarter, 2005 should mark the third consecutive year of positive equity market returns. Generally speaking investor sentiment in international equity markets has been boosted by solid economic data. The third quarter was also characterised by a modest return environment for international fixed income in general.

The strong performance of the European equity market was supported by strong corporate profits, high dividend yields and attractive valuations. The improving economic climate in Europe has been spurred by positive signs from a majority of recent monthly indicators. The Japanese economy has started to show evidence of a recovery in the corporate sector as the economy as a whole continues to strengthen. The emerging equity markets have also enjoyed strong returns through the third quarter of 2005, supported by solid global economic growth, on-going strength in commodity prices and falling levels of domestic risk of many countries.

Overall, it appears that 2005 may close with strong equity market returns and a volatile period for government bonds. If it finishes as expected, interest rates, the price of oil, robust corporate earnings and the on-going positive global economic backdrop can be pointed to as key areas of investor focus during the year.

Going forward, we believe the prospects for global economic growth remain solid. But for some potential moderation in the pace of expansion in key economies, such as the U.S., it seems the positive economic cycle will continue through the fourth quarter.

Investing for income with Pioneer
Pioneer offers a diverse range of products with different risk/reward profiles designed to help investors pursue a variety of goals. If income is important to you, Pioneer's broad selection of bond funds and equity products that have a meaningful income component and may improve your overall allocation. Our variety of income funds are actively managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/05
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed materials.]

Financials                                                      27.9%
Industrials                                                     15.1%
Consumer Discretionary                                          13.6%
Energy                                                          10.4%
Health Care                                                      7.9%
Materials                                                        7.9%
Telecommunication Services                                       5.0%
Information Technology                                           4.9%
Consumer Staples                                                 4.6%
Utilities                                                        2.7%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a bar chart in the printed materials.]

Japan                                                           27.0%
United Kingdom                                                  14.5%
France                                                          11.7%
Switzerland                                                     11.0%
Germany                                                          6.6%
South Korea                                                      4.4%
Spain                                                            3.3%
Netherlands                                                      3.2%
Brazil                                                           2.7%
Russia                                                           1.9%
Sweden                                                           1.8%
Austrailia                                                       1.5%
Italy                                                            1.4%
United States                                                    1.4%
People's Republic of China                                       1.3%
Singapore                                                        1.0%
Other (individually less than 1%)                                5.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Total SA                                                  2.65%
 2.    Roche Holdings AG                                         2.13
 3.    CS Group                                                  1.99
 4.    Societe Generale                                          1.84
 5.    Repsol SA                                                 1.81
 6.    Mitsubishi UFJ Financial Group, Inc.                      1.58
 7.    Sumitomo Mitsui Financial Group, Inc.                     1.58
 8.    Barclays Plc                                              1.57
 9.    Nestle SA (Registered Shares)                             1.57
10.    Toyota Motor Co.                                          1.55

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class          11/30/05        11/30/04
-------        ----------      ----------
   A             $19.08          $16.76
   B             $17.49          $15.49
   C             $17.30          $15.32
   R             $19.07          $16.79

Distributions Per Share
--------------------------------------------------------------------------------

                    12/1/04 - 11/30/05
                    ------------------
                       Short-Term      Long-Term
 Class   Dividends   Capital Gains   Capital Gains
------- ----------- --------------- --------------
   A       $ -           $ -             $ -
   B       $ -           $ -             $ -
   C       $ -           $ -             $ -
   R       $ -           $ -             $ -

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/05                                      CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2005)
                                Net         Public
                            Asset Value    Offering
Period                         (NAV)      Price (POP)
10 Years                       2.26%         1.66%
5 Years                        1.44          0.25
1 Year                        13.84          7.31

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             Value of $10,000 Investment

         Pioneer International   MSCI ACWF ex
               Value Fund          U.S. Index
Nov-95             9425            10000
                  10501            11220
Nov-97            11476            11187
                  10403            12521
Nov-99            12979            15480
                  10972            13922
Nov-01             8215            11442
                   7326            10218
Nov-03             8474            12991
                  10352            16272
Nov-05            11785            18966

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of investing in the fund (either by purchasing or exchanging). See the prospectus for complete details.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/05                                      CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2005)
                                 If         If
Period                          Held     Redeemed
10 Years                        1.26%      1.26%
5 Years                         0.31       0.31
1 Year                         12.91       8.91

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             Value of $10,000 Investment

         Pioneer International   MSCI ACWF ex
               Value Fund          U.S. Index
Nov-95            10000            10000
                  11044            11220
Nov-97            11976            11187
                  10767            12521
Nov-99            13320            15480
                  11156            13922
Nov-01             8267            11442
                   7288            10218
Nov-03             8331            12991
                  10035            16272
Nov-05            11331            18966


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of investing in the fund (either by purchasing or exchanging). See the prospectus for complete details.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/05                                     CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2005)
                                 If         If
Period                          Held     Redeemed
Life-of-Class
(1/31/96)                       0.55%      0.55%
5 Years                         0.26       0.26
1 Year                         12.92      12.92

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             Value of $10,000 Investment

         Pioneer International   MSCI ACWF ex
               Value Fund          U.S. Index
Jan-96            10000            10000
                  10275            10647
Nov-97            11143            10616
                  10049            11881
Nov-99            12467            14690
                  10423            13210
Nov-01             7695            10857
                   6780             9696
Nov-03             7756            12327
                   9349            15441
Nov-05            10557            17997

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of investing in the fund (either by purchasing or exchanging). See the prospectus for complete details.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/05                                    CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

Average Annual Total Returns
(As of November 30, 2005)
                                 If         If
Period                          Held     Redeemed
10 Years                        1.88%      1.88%
5 Years                         1.20       1.20
1 Year                         13.58      13.58

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


             Value of $10,000 Investment

         Pioneer International   MSCI ACWF ex
               Value Fund          U.S. Index
Nov-95            10000            10000
                  11087            11220
Nov-97            12053            11187
                  10872            12521
Nov-99            13500            15480
                  11352            13922
Nov-01             8459            11442
                   7505            10218
Nov-03             8692            12991
                  10606            16272
Nov-05            12047            18966


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of investing in the fund (either by purchasing or exchanging). See the prospectus for complete details.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The MSCI All Country World Free Index, excluding the United States, measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2005 through November 30, 2005

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 6/01/05

Ending Account Value              $1,145.96      $1,140.85      $1,141.87      $1,144.04
(after expenses)
On 11/30/05

Expenses Paid During Period*      $    9.15      $   13.78      $   13.78      $   10.16

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.57%, 2.57%, and 1.89% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2005 through November 30, 2005

Share Class                          A              B              C              R
------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 6/01/05

Ending Account Value             $1,016.55      $1,012.20      $1,012.20      $1,015.59
(after expenses)
On 11/30/05

Expenses Paid During Period*     $    8.59      $   12.95      $   12.94      $    9.55

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.57%, 2.57%, and 1.89% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/05
--------------------------------------------------------------------------------

International markets rallied considerably in the second half of Pioneer International Value Fund's fiscal year. The Fund's investments in emerging markets and Japan were particularly rewarding, contributing strongly to its double-digit returns for the 12-months ended November 30, 2005. In the following interview, lead portfolio manager Christopher Smart discusses the factors that influenced this performance.

Q: What contributed to the rally in international stocks during the reporting period?

A: Investor fears about inflation, triggered by rising interest rates and high oil prices in the first half of the Fund's fiscal year, subsided during the second half of the reporting period. With the outlook brightening, momentum shifted in favor of investments in emerging markets and Japan. European stocks also performed well, but to a lesser degree than other markets.

Q:   How did the Fund perform for the fiscal year ended November 30, 2005?

A: For the 12 months ended November 30, the Fund's Class A, B and C shares increased 13.84%, 12.91% and 12.92%, respectively, at net asset value. Due to the portfolio's exposure to emerging markets and its overweight position in Japan, the returns surpassed the 12.38% average return of the 204 funds in its Lipper peer group, International Large-Cap Core Funds, for the same period.

     However, the Fund lagged the 16.53% return of the Morgan Stanley Capital International (MSCI) All Country World Free Index. We attribute the underperformance to a handful of stocks in Europe and Japan. Perhaps the biggest disappointment was Vodafone, a sizable holding in the portfolio, which fell sharply in response to the company's announcement of lower-than-expected profitability over the next several years due to increased competition.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Emerging markets' stocks rose sharply during the Fund's fiscal year. What contributed to these dramatic returns?

A: The rally in emerging markets' stocks during the 12-month period comes on the heels of four years of outperformance relative to the developed markets. In our view, there are three main contributors to this outcome. First, economic growth in emerging markets has been much stronger than that of the developed markets, with countries such as Russia, China and Turkey expanding between 5% and 10% per year. This has been the result not just of the rising value of commodities exports, but also of the increasing domestic consumption by emerging middle classes around the world. Second, valuations have been much lower than those of the developed market stocks, and they remain so even after several years of outperformance. Third, the risk of investing in the emerging markets is much lower than it was even as recently as the late 1990s. Both corporations and countries have paid down their debts and rebuilt their balance sheets, putting the asset class on a much healthier footing to withstand external shocks.

Q: Could you mention some of the holdings that capture this growth potential in emerging markets?

A: Certainly. With inflation low and interest rates beginning to decline in Brazil, pent-up consumer spending is increasing the demand for credit. The Fund's investment in Unibanco, the country's largest retail bank, was very rewarding - producing a triple-digit return for the fiscal year. In South Korea, the Fund's holdings that are positioned to benefit from the recovery in the domestic economy also did well. In recent years, high levels of consumer debt contributed to slower growth and reduced earnings for companies in the financial and retail sectors. With this problem now largely resolved, bank stocks - such as Fund holding Kookmin Bank - have recovered nicely.

Q: Why did the Fund's investments in Japan contribute so favorably to performance?

A: Effective stock selection and a resurging stock market contributed to strong returns from Japanese stocks. After years of deflation, property prices are beginning to rise in major cities around the country. This improving picture is raising consumer confidence and giving companies an incentive to build new factories and other infrastructure projects. In addition, the recent reelection of Prime

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/05                           (continued)
--------------------------------------------------------------------------------

     Minister Koizumi brought more of his reformist allies into the legislature, which should help expedite his privatization efforts. Two of the Fund's investments - the department store chain Takashimaya and commercial and residential builder Shimizu - made strong gains.

Q:   How did investments in the more mature markets of Europe fare?

A: Investment returns from stocks across Europe were less dramatic than those outside the region, but still contributed positively to performance overall. Economic growth across Europe is modest, but business confidence is strong and valuations are attractive on a stock-by-stock basis. Stat Oil (Norway) and Repsol (Spain) are profiting from higher oil prices, but also represent good value relative to the rest of their competitors. In the pharmaceutical sector, Roche Holdings (Switzerland), which produces the flu vaccine Tamiflu, and Astrazeneca (United Kingdom) appreciated considerably.

Q:   What holdings detracted from performance?

A: Royal Bank of Scotland Group, like many of the portfolio's U.K. bank stocks, underperformed as a result of rising interest rates and slower loan growth. Television broadcaster Mediaset suffered in response to Italy's slowing economy and the shrinking demand for advertising. Finally, computer integration consulting services provider OBIC Co. (Japan) struggled - as did the software services sector in general.

Q:   What is your outlook for international equities in 2006?

A: We remain positive in our outlook for international equity markets. We are watching for inflationary signs that could cause interest rates to rise quickly, but so far we see none. Rising oil prices are a concern, but we think that the declining costs of exports and technology coming from Asia and other developing countries have offset these pressures to a large extent.

     The euro zone's core rate of inflation remains benign, and the Japanese economy continues to enjoy modest reflation. After such strong year-over-year performance by the emerging markets, we continue to assess the growth potential for this asset class. However, we think that the three elements that have underpinned the recent performance remain in place: economic growth trends remain strong, valuations look attractive, and lower debt levels make the markets more resilient to external shocks.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Given our expectations for a moderate pace of global growth in 2006, we shall continue to focus on high-quality markets and stocks that offer attractive valuations and good prospects for appreciation. We believe our approach to investing in international markets, which combines top-down country analysis with bottom-up company research, will be the key to unlocking that growth potential at the right price.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

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Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05
--------------------------------------------------------------------------------

   Shares                                                 Value
               PREFERRED STOCK - 0.6%
               Utilities - 0.6%
               Multi-Utilities - 0.6%
   14,700      RWE AG*                               $    871,468
                                                     ------------
               Total Utilities                       $    871,468
                                                     ------------
               TOTAL PREFERRED STOCK                 $    871,468
                                                     ------------
               (Cost $857,906)
               COMMON STOCK - 97.2%
               Energy - 10.1%
               Integrated Oil & Gas - 9.2%
  173,244      BP Amoco Plc                          $  1,901,879
   57,228      Eni S.p.A.                               1,555,224
   12,600      Gazprom (A.D.R.)                           874,818
   19,900      Lukoil Holding (A.D.R.)                  1,134,897
   22,683      Petrobras Brasileiro (A.D.R.) (c)        1,397,273
   91,056      Repsol SA                                2,681,285
   19,900      Statoil ASA*                               434,744
   15,757      Total SA                                 3,938,039
                                                     ------------
                                                     $ 13,918,159
                                                     ------------
               Oil & Gas Equipment & Services - 0.2%
    5,800      Technip*                              $    327,876
                                                     ------------
               Oil & Gas Exploration & Production - 0.7%
1,696,000      CNOOC, Ltd.                           $  1,129,385
                                                     ------------
               Total Energy                          $ 15,375,420
                                                     ------------
               Materials - 7.7%
               Construction Materials - 1.5%
   50,495      CRH Plc                               $  1,332,708
   14,500      Holcim, Ltd.                               937,219
                                                     ------------
                                                     $  2,269,927
                                                     ------------
               Diversified Chemical - 0.4%
    8,314      BASF AG                               $    612,925
                                                     ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                              Value
              Diversified Metals & Mining - 3.1%
  94,585      Broken Hill Proprietary Co., Ltd.                  $  1,522,571
  39,621      Freeport-McMoRan Copper & Gold, Inc. (Class B)        2,064,650
  28,261      Rio Tinto Plc                                         1,149,615
                                                                 ------------
                                                                 $  4,736,836
                                                                 ------------
              Fertilizers & Agricultural Chemicals - 0.6%
   8,400      Syngenta AG*                                       $    921,062
                                                                 ------------
              Specialty Chemicals - 0.9%
  25,400      Shin-Etsu Chemical Co., Ltd.*                      $  1,311,096
                                                                 ------------
              Steel - 1.2%
  29,500      Companhia Vale do Rio Doce (A.D.R.)*               $  1,116,280
  78,200      Hitachi Metals, Ltd.*                                   765,105
                                                                 ------------
                                                                 $  1,881,385
                                                                 ------------
              Total Materials                                    $ 11,733,231
                                                                 ------------
              Capital Goods - 11.9%
              Building Products - 2.1%
 137,000      Asahi Glass Company, Ltd.*                         $  1,572,955
  14,270      Compagnie de Saint Gobain                               823,808
  18,800      Wienerberger AG*                                        719,041
                                                                 ------------
                                                                 $  3,115,804
                                                                 ------------
              Construction & Farm Machinery & Heavy Trucks - 2.9%
  77,685      Daewoo Heavy Industries & Machinery, Ltd.          $  1,795,832
  23,077      Hyundai Heavy Industries                              1,620,425
  76,000      Komatsu, Ltd.*                                        1,050,224
                                                                 ------------
                                                                 $  4,466,481
                                                                 ------------
              Heavy Electrical Equipment - 1.3%
 290,000      Mitsubishi Electric Corp.*                         $  1,936,442
                                                                 ------------
              Industrial Conglomerates - 1.2%
  24,289      Siemens                                            $  1,836,340
                                                                 ------------
              Industrial Machinery - 2.1%
  47,799      Atlas Copco AB                                     $    954,967
  15,600      FANUC, Ltd.*                                          1,273,897
  89,000      Nabtesco Corp.*                                         991,050
                                                                 ------------
                                                                 $  3,219,914
                                                                 ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                              Value
              Trading Companies & Distributors - 2.3%
 157,032      Mitsui & Co., Ltd.*                                $  1,927,404
 129,000      Sumitomo Corp.*                                       1,521,956
                                                                 ------------
                                                                 $  3,449,360
                                                                 ------------
              Total Capital Goods                                $ 18,024,341
                                                                 ------------
              Transportation - 2.8%
              Air Freight & Couriers - 0.8%
  43,126      TNT NV                                             $  1,161,550
                                                                 ------------
              Airport Services - 0.9%
 130,948      BAA Plc                                            $  1,435,073
                                                                 ------------
              Railroads - 1.1%
     275      East Japan Railway Co.*                            $  1,725,906
                                                                 ------------
              Total Transportation                               $  4,322,529
                                                                 ------------
              Automobiles & Components - 4.3%
              Auto Parts & Equipment - 0.7%
  34,700      Denso Corp.*                                       $  1,064,620
                                                                 ------------
              Automobile Manufacturers - 2.4%
  16,000      Hyundai Motor Co., Ltd.                            $  1,313,093
  47,602      Toyota Motor Co.                                      2,302,938
                                                                 ------------
                                                                 $  3,616,031
                                                                 ------------
              Tires & Rubber - 1.2%
  18,594      Compagnie Generale des Etablissements Michelin     $  1,010,941
  10,000      Continental AG                                          845,912
                                                                 ------------
                                                                 $  1,856,853
                                                                 ------------
              Total Automobiles & Components                     $  6,537,504
                                                                 ------------
              Consumer Durables & Apparel - 4.0%
              Apparel, Accessories & Luxury Goods - 0.4%
   3,580      Adidas-Salomon AG                                  $    628,002
                                                                 ------------
              Consumer Electronics - 1.9%
  41,000      Sony Corp.*                                        $  1,519,297
  48,611      Philips Electronics NV                                1,351,575
                                                                 ------------
                                                                 $  2,870,872
                                                                 ------------
              Footwear - 0.4%
   2,100      Puma AG Rudolf Dassler Sport*                      $    566,536
                                                                 ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                 Value
              Homebuilding - 0.3%
  25,000      Persimmon Plc*                        $    474,914
                                                    ------------
              Leisure Products - 1.0%
  47,966      Sega Sammy Holdings, Inc.*(c)         $  1,534,891
                                                    ------------
              Total Consumer Durables & Apparel     $  6,075,215
                                                    ------------
              Consumer Services - 0.4%
              Casinos & Gaming - 0.4%
  18,300      Opap SA*                              $    575,588
                                                    ------------
              Total Consumer Services               $    575,588
                                                    ------------
              Media - 2.3%
              Advertising - 0.6%
  96,400      WPP Group Plc*                        $    945,493
                                                    ------------
              Broadcasting & Cable Television - 1.2%
  15,690      Grupo Televisa SA (A.D.R.)            $  1,245,786
  56,217      Mediaset S.p.A.                            592,066
                                                    ------------
                                                    $  1,837,852
                                                    ------------
              Movies & Entertainment - 0.5%
  25,798      Vivendi Universal                     $    744,268
                                                    ------------
              Total Media                           $  3,527,613
                                                    ------------
              Retailing - 2.3%
              Apparel Retail - 0.5%
 250,500      Truworths International, Ltd.*        $    773,284
                                                    ------------
              Catalog Retail - 0.7%
  63,667      GUS Plc                               $    981,998
                                                    ------------
              Department Stores - 1.1%
 109,300      Takashimaya Company, Ltd.             $  1,684,129
                                                    ------------
              Total Retailing                       $  3,439,411
                                                    ------------
              Food & Drug Retailing - 2.3%
              Food Retail - 0.8%
 234,463      Tesco Plc                             $  1,226,091
                                                    ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                        Value
              Hypermarkets & Supercenters - 1.5%
  65,600      Aeon Co., Ltd.*                              $  1,445,515
   1,900      Shinsegae Co., Ltd.                               780,112
                                                           ------------
                                                           $  2,225,627
                                                           ------------
              Total Food & Drug Retailing                  $  3,451,718
                                                           ------------
              Food, Beverage & Tobacco - 2.2%
              Packaged Foods & Meats - 2.2%
   7,904      Nestle SA (Registered Shares)                $  2,328,371
  65,000      Toyo Suisan Kaisha, Ltd.                        1,039,269
                                                           ------------
                                                           $  3,367,640
                                                           ------------
              Total Food, Beverage & Tobacco               $  3,367,640
                                                           ------------
              Health Care Equipment & Services - 0.2%
              Health Care Equipment - 0.2%
   1,600      Nobel Biocare Holding AG*                    $    362,304
                                                           ------------
              Total Health Care Equipment & Services       $    362,304
                                                           ------------
              Pharmaceuticals & Biotechnology - 7.5%
              Biotechnology - 0.5%
   7,300      Actelion, Ltd.*                              $    709,195
                                                           ------------
              Pharmaceuticals - 7.0%
  34,559      Astellas Pharma, Inc.                        $  1,330,825
  41,588      Astrazeneca Plc                                 1,910,985
  44,791      GlaxoSmithKline Plc                             1,108,471
  20,736      Novartis                                        1,081,848
  21,134      Roche Holdings AG                               3,162,563
   8,400      Schering AG                                       542,824
  32,682      Shire Pharmaceuticals Group Plc (A.D.R.)        1,194,200
   7,800      UCB SA*                                           383,069
                                                           ------------
                                                           $ 10,714,785
                                                           ------------
              Total Pharmaceuticals & Biotechnology        $ 11,423,980
                                                           ------------
              Banks - 15.4%
              Diversified Banks - 15.4%
  87,128      Banco Bilbao Vizcaya Argentaria SA           $  1,535,616
  12,700      Banco Itau SA                                     322,072
 230,049      Barclays Plc                                    2,334,203

18    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                        Value
              Diversified Banks - continued
  28,845      BNP Paribas SA                               $  2,270,291
  24,400      Commonwealth Bank of Australia*                   752,423
  28,140      Credit Agricole SA                                847,367
 154,192      Development Bank of Singapore, Ltd.             1,488,851
  57,000      HSBC Holding Plc                                  909,552
  15,673      Kookmin Bank (A.D.R.) (c)                       1,034,261
     185      Mitsubishi UFJ Financial Group, Inc.*           2,342,926
  72,847      Royal Bank of Scotland Group Plc                2,069,006
  23,048      Societe Generale                                2,731,971
     250      Sumitomo Mitsui Financial Group, Inc.*          2,342,447
 149,530      Turkiye Is Bankasi (Isbank)                     1,285,528
  18,500      Uniao de Bancos Brasileiros SA (Unibanco)
                (G.D.R.) (144A) (c)                           1,144,040
                                                           ------------
                                                           $ 23,410,554
                                                           ------------
              Total Banks                                  $ 23,410,554
                                                           ------------
              Diversified Financials - 6.6%
              Asset Management & Custody Banks - 0.4%
   7,900      Julius Baer Holding*                         $    553,035
                                                           ------------
              Diversified Capital Markets - 4.1%
  61,021      CS Group                                     $  2,958,240
  18,095      Deutsche Bank AG                                1,766,694
  17,175      UBS AG                                          1,575,912
                                                           ------------
                                                           $  6,300,846
                                                           ------------
              Investment Banking & Brokerage - 0.6%
  89,000      Daiwa Securities Group, Inc.*                $    862,738
                                                           ------------
              Diversified Financial Services - 1.5%
  68,670      ING Groep NV                                 $  2,218,782
                                                           ------------
              Total Diversified Financials                 $  9,935,401
                                                           ------------
              Insurance - 4.2%
              Life & Health Insurance - 0.5%
  27,355      China Life Insurance Co. (A.D.R.)*(c)        $    863,324
                                                           ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
              Multi-Line Insurance - 3.0%
  87,200      Aviva Plc*                                $  1,029,771
  60,065      AXA SA                                       1,801,304
   8,445      Zurich Financial Services*                   1,713,351
                                                        ------------
                                                        $  4,544,426
                                                        ------------
              Property & Casualty Insurance - 0.7%
  89,505      Mitsui Sumitomo Insurance Co.*            $  1,017,043
                                                        ------------
              Total Insurance                           $  6,424,793
                                                        ------------
              Real Estate - 1.1%
              Real Estate Management & Development - 1.1%
 100,301      Mitsui Fudosan Co.                        $  1,610,782
                                                        ------------
              Total Real Estate                         $  1,610,782
                                                        ------------
              Software & Services - 1.6%
              IT Consulting & Other Services - 1.6%
  10,903      Atos Origin*                              $    731,251
  16,000      Nomura Research Institute, Ltd.*             1,634,191
                                                        ------------
                                                        $  2,365,442
                                                        ------------
              Total Software & Services                 $  2,365,442
                                                        ------------
              Technology Hardware & Equipment - 3.3%
              Communications Equipment - 1.2%
 531,700      Ericsson LM                               $  1,730,703
                                                        ------------
              Computer Hardware - 1.0%
 290,000      Toshiba Corp.*                            $  1,517,448
                                                        ------------
              Office Electronics - 1.1%
  30,000      Canon, Inc.*                              $  1,686,896
                                                        ------------
              Total Technology Hardware & Equipment     $  4,935,047
                                                        ------------
              Telecommunication Services - 4.9%
              Integrated Telecommunication Services - 2.5%
  83,335      France Telecom SA                         $  2,084,802
  41,113      Telefonica SA                                  606,907
  28,200      Telekom Austria AG                             638,592
  61,000      Telekomunikacja Polska SA                      437,877
                                                        ------------
                                                        $  3,768,178
                                                        ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                               Value
              Wireless Telecommunication Services - 2.4%
  21,806      Mobile Telesystems (A.D.R.)                       $    773,459
     700      NTT Mobile Communications, Inc.*                     1,096,565
 843,926      Vodafone Group Plc                                   1,811,840
                                                                ------------
                                                                $  3,681,864
                                                                ------------
              Total Telecommunication Services                  $  7,450,042
                                                                ------------
              Utilities - 2.1%
              Electric Utilities - 1.3%
  20,149      E.On AG                                           $  1,915,397
                                                                ------------
              Multi-Utilities - 0.8%
 118,063      National Grid Plc*                                $  1,089,078
   2,300      RWE AG*                                                158,268
                                                                ------------
                                                                $  1,247,346
                                                                ------------
              Total Utilities                                   $  3,162,743
                                                                ------------
              TOTAL COMMON STOCK                                $147,511,298
                                                                ------------
              (Cost $122,879,672)

Principal
   Amount
              TEMPORARY CASH INVESTMENTS - 8.5%
              Repurchase Agreement - 4.7%
$7,100,000    UBS Warburg, Inc., 3.8%, dated 11/30/05, repur-
                  chase price of $7,100,000 plus accrued inter-
                  est on 12/1/05 collateralized by $8,984,000
                  U.S. Treasury Bill, 12/8/05                   $  7,100,000
                                                                ------------


   Shares
               Time Deposits - 3.8%
1,583,065      Bank of Montreal, 4.00%                          $  1,583,065
  143,123      Dresdner Bank AG, 4.00%                               143,123
2,059,750      Dresdner Bank AG, 4.04%                             2,059,750
2,034,621      Rabobank Nederland N.V., 4.02%                      2,034,621
                                                                ------------
                                                                $  5,820,559
                                                                ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Shares
          TOTAL TEMPORARY CASH INVESTMENTS             $ 12,920,559
                                                       ------------
          (Cost $12,920,559)
          TOTAL INVESTMENT IN SECURITIES - 106.3%      $161,303,325
                                                       ------------
          (Cost $136,658,137) (a) (b)
          OTHER ASSETS AND LIABILITIES - (6.3)%        $ (9,547,994)
                                                       ------------
          TOTAL NET ASSETS - 100.0%                    $151,755,331
                                                       ============

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*    Non-income producing security

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2005, the value of these securities amounted to $1,144,040 or 0.8% oftotal net assets.

(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

       Japan                                     27.0%
       United Kingdom                            14.5
       France                                    11.7
       Switzerland                               11.0
       Germany                                    6.6
       South Korea                                4.4
       Spain                                      3.3
       Netherlands                                3.2
       Brazil                                     2.7
       Russia                                     1.9
       Sweden                                     1.8
       Australia                                  1.5
       Italy                                      1.4
       United States                              1.4
       People's Republic of China                 1.3
       Singapore                                  1.0
       Other (individually less than 1%)          5.3
                                                 ----
                                                100.0%
                                                =====

(b) At November 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $136,797,657 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $25,758,430
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (1,252,762)
                                                                                -----------
       Net unrealized gain                                                      $24,505,668
                                                                                ===========

22    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c)  At November 30, 2005, the following securities were out on loan:

  Shares                             Description                      Market Value
  26,695        China Life Insurance Co. (A.D.R.)*                      $  842,494
  14,889        Kookmin Bank (A.D.R.)                                      982,525
  21,549        Petrobras Brasileiro (A.D.R.)                            1,327,418
  22,700        Sega Sammy Holdings, Inc.*                                 726,400
  14,000        Trans Cosmos, Inc.+                                        711,379
  16,160        Uniao de Bancos Brasileiros SA (Unibanco) (G.D.R.)
                (144A)                                                     999,334
                                                                        ----------
                Total                                                   $5,589,550
                                                                        ==========

+    Pending sale as of November 30, 2005.


Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2005 aggregated $160,232,414 and $173,952,105, respectively.

The accompanying notes are an integral part of these financial statements.   23

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $5,589,550) (cost $136,658,137)                             $161,303,325
  Cash                                                               498,481
  Foreign currencies, at value (cost $2,810)                           2,784
  Receivables -
    Investment securities sold                                     2,781,174
    Fund shares sold                                                  61,441
    Dividends, interest and foreign taxes withheld                   272,908
    Due from Pioneer Investment Management, Inc.                      19,730
  Other                                                                  219
                                                                -------------
     Total assets                                               $164,940,062
                                                                -------------
LIABILITIES:
  Payables -
    Investment securities purchased                             $  7,052,080
    Fund shares repurchased                                          114,187
    Upon return of securities loaned                               5,820,559
    Forward foreign currency settlement contracts, net                10,181
  Due to affiliates                                                   87,935
  Accrued expenses                                                    99,789
                                                                -------------
     Total liabilities                                          $ 13,184,731
                                                                -------------
NET ASSETS:
  Paid-in capital                                               $198,551,300
  Undistributed net investment income                                432,609
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (71,849,294)
  Net unrealized gain on investments                              24,645,188
  Net unrealized loss on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                       (24,472)
                                                                -------------
     Total net assets                                           $151,755,331
                                                                =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $128,424,432/6,729,608 shares)              $      19.08
                                                                =============
  Class B (based on $14,205,050/812,146 shares)                 $      17.49
                                                                =============
  Class C (based on $8,826,390/510,184 shares)                  $      17.30
                                                                =============
  Class R (based on $299,459/15,707 shares)                     $      19.07
                                                                =============
MAXIMUM OFFERING PRICE:
  Class A ($19.08 [divided by] 94.25% )                         $      20.24
                                                                =============

24    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 11/30/05

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $422,920)          $ 3,169,498
  Interest                                                            56,389
  Income from securities loaned, net                                 160,913
                                                                 -----------
     Total investment income                                                       $ 3,386,800
                                                                                   -----------
EXPENSES:
  Management fees                                                $ 1,396,981
  Transfer agent fees and expenses
   Class A                                                           565,574
   Class B                                                           101,210
   Class C                                                            42,774
   Class R                                                             2,323
  Distribution fees
   Class A                                                           301,177
   Class B                                                           130,998
   Class C                                                            71,555
   Class R                                                             1,186
  Administrative reimbursements                                       29,938
  Custodian fees                                                      54,988
  Registration fees                                                   72,706
  Professional fees                                                   78,820
  Printing expense                                                    76,877
  Fees and expenses of nonaffiliated trustees                          8,800
  Miscellaneous                                                       25,545
                                                                 -----------
     Total expenses                                                                $ 2,961,452
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                              (293,344)
     Less fees paid indirectly                                                          (8,999)
                                                                                   -----------
     Net expenses                                                                  $ 2,659,109
                                                                                   -----------
       Net investment income                                                       $   727,691
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments (net of foreign capital gains taxes of $13,969)   $23,367,076
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  (270,046)      $23,097,030
                                                                 -----------       -----------
  Change in net unrealized loss on:
   Investments                                                   $(5,513,027)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   (27,788)      $(5,540,815)
                                                                 -----------       -----------
  Net gain on investments and foreign currency transactions                        $17,556,215
                                                                                   -----------
  Net increase in net assets resulting from operations                             $18,283,906
                                                                                   ===========

The accompanying notes are an integral part of these financial statements.   25

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/05 and 11/30/04, respectively

                                                           Year Ended       Year Ended
                                                            11/30/05         11/30/04
FROM OPERATIONS:
Net investment income                                    $     727,691    $     128,226
Net realized gain on investments and foreign currency
  transactions                                              23,097,030       15,425,292
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                         (5,540,815)      11,072,585
                                                         -------------    -------------
    Net increase in net assets resulting from
     operations                                          $  18,283,906    $  26,626,103
                                                         -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  24,496,335    $  24,822,319
Cost of shares repurchased                                 (38,062,312)     (30,340,074)
Redemption fees                                                 11,132                -
                                                         -------------    -------------
    Net decrease in net assets resulting from
     Fund share transactions                             $ (13,554,845)   $  (5,517,755)
                                                         -------------    -------------
    Net increase in net assets                           $   4,729,061    $  21,108,348
NET ASSETS:
Beginning of year                                          147,026,270      125,917,922
                                                         -------------    -------------
End of year (including accumulated undistributed net
  investment income (loss) of $432,609 and
  $(11,067), respectively)                               $ 151,755,331    $ 147,026,270
                                                         =============    =============

CLASS A                      '05 Shares        '05 Amount         '04 Shares        '04 Amount
Shares sold                    859,489        $ 15,264,275        1,076,022        $16,341,306
Less shares repurchased     (1,642,154)        (28,745,622)      (1,382,172)       (20,743,376)
                            ----------        ------------       ----------        -----------
    Net decrease              (782,665)       $(13,481,347)        (306,150)       $(4,402,070)
                            ==========        ============       ==========        ===========
CLASS B
Shares sold                    299,495        $  4,977,828          259,495        $ 3,724,112
Less shares repurchased       (394,399)         (6,268,298)        (451,958)        (6,381,923)
                            ----------        ------------       ----------        -----------
    Net decrease               (94,904)       $ (1,290,470)        (192,463)       $(2,657,811)
                            ==========        ============       ==========        ===========
CLASS C
Shares sold                    252,198        $  4,156,260          335,484        $ 4,670,796
Less shares repurchased       (190,600)         (2,995,995)        (233,354)        (3,201,303)
                            ----------        ------------       ----------        -----------
    Net increase                61,598        $  1,160,265          102,130        $ 1,469,493
                            ==========        ============       ==========        ===========
CLASS R
Shares sold                      5,473        $     97,972            5,705        $    86,105
Less shares repurchased         (3,023)            (52,397)            (907)           (13,472)
                            ----------        ------------       ----------        -----------
    Net increase                 2,450        $     45,575            4,798        $    72,633
                            ==========        ============       ==========        ===========

26    The accompanying notes are an integral part of these financial statements.


Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended
CLASS A                                                           11/30/05      11/30/04
Net asset value, beginning of period                              $ 16.76       $  13.72
                                                                  -------       --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $  0.12       $   0.04
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      2.20           3.00
                                                                  -------       --------
   Net increase (decrease) from investment operations             $  2.32       $   3.04
Distributions to shareowners:
 Net investment income                                                  -              -
                                                                  -------       --------
Redemption fee                                                    $     -(a)    $      -
                                                                  -------       --------
Net increase (decrease) in net asset value                        $  2.32       $   3.04
                                                                  -------       --------
Net asset value, end of period                                    $ 19.08       $  16.76
                                                                  =======       ========
Total return*                                                       13.84%         22.16%
Ratio of net expenses to average net assets+                         1.70%          1.82%
Ratio of net investment income (loss) to average net assets+         0.61%          0.28%
Portfolio turnover rate                                               111%           122%
Net assets, end of period (in thousands)                          $128,426      $125,880
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.88%          1.99%
 Net investment income (loss)                                        0.43%          0.11%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.70%          1.82%
 Net investment income (loss)                                        0.61%          0.28%


Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended   Year Ended
CLASS A                                                          11/30/03      11/30/02     11/30/01
Net asset value, beginning of period                             $  11.86     $  13.30      $  17.87
                                                                 --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.01     $  (0.01)     $  (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      1.85        (1.43)        (4.40)
                                                                 --------     --------      --------
   Net increase (decrease) from investment operations            $   1.86     $  (1.44)     $  (4.46)
Distributions to shareowners:
 Net investment income                                                  -            -         (0.11)
                                                                 --------     --------      --------
Redemption fee                                                   $      -     $      -      $      -
                                                                 --------     --------      --------
Net increase (decrease) in net asset value                       $   1.86     $  (1.44)     $  (4.57)
                                                                 --------     --------      --------
Net asset value, end of period                                   $  13.72     $  11.86      $  13.30
                                                                 ========     ========      ========
Total return*                                                       15.68%      (10.83)%      (25.12)%
Ratio of net expenses to average net assets+                         2.36%        2.18%         2.00%
Ratio of net investment income (loss) to average net assets+         0.08%       (0.15)%       (0.42)%
Portfolio turnover rate                                               101%          34%           31%
Net assets, end of period (in thousands)                         $107,260     $100,287      $123,854
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.35%        2.17%         1.99%
 Net investment income (loss)                                        0.09%       (0.14)%       (0.41)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        2.36%        2.18%         2.00%
 Net investment income (loss)                                        0.08%       (0.15)%       (0.42)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.    27


Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                         11/30/05     11/30/04     11/30/03     11/30/02     11/30/01
Net asset value, beginning of period                           $ 15.49       $ 12.86      $ 11.25      $  12.76     $  17.22
                                                               -------       -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.04)      $ (0.15)     $ (0.15)     $  (0.62)    $  (0.28)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   2.04          2.78         1.76         (0.89)       (4.18)
                                                               -------       -------      -------      --------     --------
   Net increase (decrease) from investment operations          $  2.00       $  2.63      $  1.61      $  (1.51)    $  (4.46)
Redemption fee                                                 $     -(a)    $     -      $     -      $      -     $      -
                                                               -------       -------      -------      --------     --------
Net increase (decrease) in net asset value                     $  2.00       $  2.63      $  1.61      $  (1.51)    $  (4.46)
                                                               -------       -------      -------      --------     --------
Net asset value, end of period                                 $ 17.49       $ 15.49      $ 12.86      $  11.25     $  12.76
                                                               =======       =======      =======      ========     ========
Total return*                                                    12.91%        20.45%       14.31%       (11.83)%     (25.90)%
Ratio of net expenses to average net assets+                      2.57%         3.15%        3.55%         3.13%        2.98%
Ratio of net investment loss to average net assets+              (0.25)%       (1.04)%      (1.12)%       (1.08)%      (1.41)%
Portfolio turnover rate                                            111%          122%         101%           34%          31%
Net assets, end of period (in thousands)                       $14,205       $14,051      $14,138      $ 16,861     $ 24,841
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.96%         3.14%        3.54%         3.12%        2.97%
 Net investment loss                                             (0.64)%       (1.03)%      (1.11)%       (1.07)%      (1.40)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     2.56%         3.15%        3.55%         3.13%        2.98%
 Net investment loss                                             (0.24)%       (1.04)%      (1.12)%       (1.08)%      (1.41)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

28    The accompanying notes are an integral part of these financial statements.


Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                         11/30/05     11/30/04     11/30/03     11/30/02     11/30/01
Net asset value, beginning of period                           $ 15.32       $ 12.71      $ 11.11      $  12.61     $  17.08
                                                               -------       -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.04)      $ (0.12)     $ (0.11)     $  (0.53)    $  (0.22)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   2.02          2.73         1.71         (0.97)       (4.25)
                                                               -------       -------      -------      --------     --------
   Net increase (decrease) from investment operations          $  1.98       $  2.61      $  1.60      $  (1.50)    $  (4.47)
Redemption fee                                                 $     -(a)    $     -      $     -      $      -     $      -
                                                               -------       -------      -------      --------     --------
Net increase (decrease) in net asset value                     $  1.98       $  2.61      $  1.60      $  (1.50)    $  (4.47)
                                                               -------       -------      -------      --------     --------
Net asset value, end of period                                 $ 17.30       $ 15.32      $ 12.71      $  11.11     $  12.61
                                                               =======       =======      =======      =======-     ========
Total return*                                                    12.92%        20.54%       14.40%       (11.90)%     (26.17)%
Ratio of net expenses to average net assets+                      2.57%         3.12%        3.41%         3.32%        3.33%
Ratio of net investment loss to average net assets+              (0.26)%       (1.00)%      (0.96)%       (1.21)%      (1.78)%
Portfolio turnover rate                                            111%          122%         101%           34%          31%
Net assets, end of period (in thousands)                       $ 8,826       $ 6,872      $ 4,403      $  3,859     $  4,062
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.79%         3.12%        3.40%         3.31%        3.25%
 Net investment loss                                             (0.48)%       (1.00)%      (0.96)%       (1.20)%      (1.70)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     2.57%         3.12%        3.41%         3.32%        3.33%
 Net investment loss                                             (0.26)%       (1.00)%      (0.96)%       (1.21)%      (1.78)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.    29

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               4/1/03 (a)
                                                    Year Ended   Year Ended        to
                                                     11/30/05     11/30/04      11/30/03
CLASS R
Net asset value, beginning of period                 $ 16.79      $  13.76     $ 10.54
                                                     -------      --------     -------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $  0.06      $   0.02     $  0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                         2.22          3.01        3.20
                                                     -------      --------     -------
     Net increase from investment operations         $  2.28      $   3.03     $  3.22
                                                     -------      --------     -------
Net increase in net asset value                      $  2.28      $   3.03     $  3.22
                                                     -------      --------     -------
Net asset value, end of period                       $ 19.07      $  16.79     $ 13.76
                                                     =======      ========     =======
Total return*                                          13.58%        22.02%      30.55%
Ratio of net expenses to average net assets+            1.89%         1.93%       2.23%**
Ratio of net investment income (loss) to average
  net assets+                                           0.40%         0.17%       3.87%**
Portfolio turnover rate                                  111%          122%        101%
Net assets, end of period (in thousands)             $   299      $    223     $   116
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.67%         1.93%       2.23%**
  Net investment income (loss)                         (0.38)%        0.17%       3.87%**
  Ratios with reduction for fees paid indirectly:
  Net expenses                                          1.89%         1.93%       2.23%**
  Net investment income (loss)                          0.40%         0.17%       3.87%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.
(a)  Class R shares were first publicly offered on April 1, 2003.

30    The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Cash equivalent securities with a remaining maturity of 60 days or less are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

     countries. During the year ended November 30, 2005, the Fund paid $13,969 in such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2005, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2005, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2005, the Fund had a net capital loss carryforward of $71,709,775, of which $36,962,992 will expire in 2009, $21,765,862 will expire in 2010 and $12,980,921 will expire in 2011 if not utilized.

     There were no distributions paid by the Fund during the year ended November 30, 2005 and 2004, respectively.

     The following shows the components of accumulated losses on a federal income tax basis at November 30, 2005.

--------------------------------------------------------------------------------
                                                                2005
--------------------------------------------------------------------------------
  Undistributed ordinary income                          $    422,428
  Capital loss carryforward                               (71,709,775)
  Unrealized appreciation                                  24,491,378
                                                         ------------
    Total                                                $(46,795,969)
                                                         ============
--------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

     At November 30, 2005, the Fund reclassified $284,015 to decrease undistributed net investment income and $284,015 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $24,417 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2005.

F.   Class Allocations

     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

G.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in Time Deposits, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.95% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million. Effective January 1, 2006 the Fund's management fee is 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over $500 million.

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prior to January 1, 2005, the Fund's management fee was 1.00% of the Fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% of excess over $500 million.

Effective February 1, 2005, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.70%, 2.60%, 2.60%, and 1.95%, of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A and through April 1, 2006 for Class B, Class C and Class R shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2005, $4,274 was payable to PIM related to management fees, administrative fees and certain other expenses, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $82,171 in transfer agent fees payable to PIMSS at November 30, 2005.

4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

is $1,490 in distribution fees payable to PFD at November 30, 2005. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2005, CDSCs in the amount of $21,037 were paid to PFD.

The Fund charges a 2.0% redemption fee on shares sold within 30 days of purchase. For Class A shares this fee became effective November 1, 2003, while for Class B and Class C shares, this fee became effective July 1, 2004. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended November 30, 2005, the Fund collected $11,132 in redemption fees, which are included in the Fund's capital account.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended

Pioneer International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

November 30, 2005, the Fund's expenses were reduced by $8,999 under such arrangements.

6.   Forward Foreign Currency Contracts

During the year ended November 30, 2005, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2005, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $3,256,965 and $3,267,146, respectively, resulting in a net payable of $10,181.

7.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2005, the Fund had no borrowings under this agreement.

8.   Tax Information (unaudited)

For the fiscal year ending November 30, 2005, the Fund has elected to pass through foreign tax credits of $338,848.

Pioneer International Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Pioneer International Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value Fund (the "Fund") as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 10, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


Boston, Massachusetts
January 6, 2006

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareowners.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of

Pioneer International Value Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and the results of an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fifth quintile of the peer group for the 12 months ended June 30, 2005, the fifth quintile for the three years ended June 30, 2005, the fifth quintile for the five years ended June 30, 2005 and the fifth quintile for the ten years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The investment Advisor has advised the Board that it intends to propose changes to achieve better performance.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered

Pioneer International Value Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the fourth quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2005 and expense ratios for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio was in the fourth quintile of this peer group for the most recent fiscal year. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of most of the comparably sized funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison

Pioneer International Value Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in management fees, the Trustees concluded that any perceived or potential economies of scale would be shared because of break points at future asset levels in a reasonable manner as the Fund grows in size between Fund's shareowners and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer International Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer International Value Fund


-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                               Positions Held                           Length of Service
Name and Age                   With the Fund                            and Term of Office
John F. Cogan, Jr. (79)*       Chairman of the                          Trustee since 1992.
                               Board,                                   Serves until
                               Trustee and President                    successor trustee
                                                                        is elected or earlier
                                                                        retirement or removal
*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**          Trustee and                              Trustee since 2003.
                               Executive Vice                           Serves until
                               President                                successor trustee
                                                                        is elected or earlier
                                                                        retirement or removal

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                by this Trustee
John F. Cogan, Jr. (79)*     Deputy Chairman and a Director of Pioneer Global Asset     Chairman and Director of
                             Management S.p.A. ("PGAM"); Non-Executive Chairman         ICI Mutual Insurance
                             and a Director of Pioneer Investment Management USA        Company; Director
                             Inc. ("PIM-USA"); Chairman and a Director of Pioneer;      of Harbor Global
                             Director of Pioneer Alternative Investment Management      Company, Ltd.
                             Limited (Dublin); President and a Director of Pioneer
                             Alternative Investment Management (Bermuda) Limited
                             and affiliated funds; President and Director of Pioneer
                             Funds Distributor, Inc. ("PFD"); President of all of the
                             Pioneer Funds; and Of Counsel (since 2000, partner prior
                             to 2000), Wilmer Cutler Pickering Hale and Dorr LLP
                             (counsel to PIM-USA and the Pioneer Funds).
*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**        President and Chief Executive Officer, PIM-USA since       None
                             May 2003 (Director since January 2001); President
                             and Director of Pioneer since May 2003; Chairman and
                             Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Executive Vice
                             President of all of the Pioneer Funds since June 2003;
                             Executive Vice President and Chief Operating Officer of
                             PIM-USA, November 2000 to May 2003
**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-------------------------------------------------------------------------------------------------------------------




Pioneer International Value Fund


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock**(61)            Trustee          Trustee since 2005.
3050 K. Street NW,                              Serves until
Washington, DC 20007                            successor trustee
                                                is elected or earlier
                                                retirement or removal.
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
--------------------------------------------------------------------------------
Mary K. Bush (57)              Trustee          Trustee since 1997.
3509 Woodbine Street,                           Serves until
Chevy Chase, MD 20815                           successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Trustee          Trustee since 1992.
1001 Sherbrooke Street West,                    Serves until
Montreal, Quebec, Canada                        successor trustee
H3A 1G5                                         is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                  by this Trustee
David R. Bock**(61)            Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank) (1995 - 2000; 2002         affordable housing
                               to 2004); Executive Vice President and Chief Financial       finance company);
                               Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                               company) (2000 - 2002)                                       Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Millennium Chemicals,
                                                                                            Inc. (commodity
                                                                                            chemicals), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, and R.J.
                                                                                            Reynolds Tobacco
                                                                                            Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Professor of Management, Faculty of Management,
Montreal, Quebec, Canada       McGill University
H3A 1G5
------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Marguerite A. Piret (57)        Trustee         Trustee since 1992.
One Boston Place, 28th Floor,                   Serves until
Boston, MA 02108                                successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------
Stephen K. West (77)            Trustee         Trustee since 1993.
125 Broad Street,                               Serves until
New York, NY 10004                              successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------
John Winthrop (69)              Trustee         Trustee since 1992.
One North Adgers Wharf,                         Serves until
Charleston, SC 29401                            successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (57)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
--------------------------------------------------------------------------------------------------------------------
Stephen K. West (77)            Senior Counsel, Sullivan & Cromwell (law firm)            Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company) and
                                                                                          AMVESCAP PLC
                                                                                          (investment managers)
--------------------------------------------------------------------------------------------------------------------
John Winthrop (69)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund


--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------
                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (57)     Secretary             Since September,
                                                   2003. Serves
                                                   at the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Secretary   Since September,
                                                   2003. Serves at the
                                                   discretion of the Board
--------------------------------------------------------------------------------
David C. Phelan (48)         Assistant Secretary   Since September,
                                                   2003. Serves at the
                                                   discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (60)            Treasurer             Since November,
                                                   2000. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since November,
                                                   2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                by this Officer
Dorothy E. Bourassa (57)     Secretary of PIM-USA; Senior Vice President - Legal        None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of             None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001); and Assistant Secretary of all Pioneer Funds since
                             September 2003
------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;        None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003
------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)            Vice President - Fund Accounting, Administration           None
                             and Custody Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer          None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004
------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Positions Held        Length of Service
Name and Age                  With the Fund         and Term of Office
Luis I. Presutti (40)         Assistant Treasurer   Since November,
                                                    2000. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Gary Sullivan (47)            Assistant Treasurer   Since May, 2002.
                                                    Serves at the
                                                    discretion of
                                                    the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (31)   Assistant Treasurer   Since September,
                                                    2003. Serves at the
                                                    discretion of the Board
--------------------------------------------------------------------------------
Martin J. Wolin (38)          Chief Compliance      Since October, 2004.
                              Officer               Serves at the
                                                    discretion of
                                                    the Board
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                       Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years              by this Officer
Luis I. Presutti (40)         Assistant Vice President - Fund Accounting,              None
                              Administration and Custody Services of Pioneer; and
                              Assistant Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Gary Sullivan (47)            Fund Accounting Manager - Fund Accounting,               None
                              Administration and Custody Services of Pioneer; and
                              Assistant Treasurer of all of the Pioneer Funds since
                              May 2002
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (31)   Fund Administration Manager - Fund Accounting,           None
                              Administration and Custody Services since June
                              2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank
                              Asset Management); Pioneer Fund Accounting,
                              Administration and Custody Services (Fund Accounting
                              Manager from August 1999 to May 2002); and Assistant
                              Treasurer of all Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)          Chief Compliance Officer of Pioneer (Director of         None
                              Compliance and Senior Counsel from November 2000
                              to September 2004); and Chief Compliance Officer of all
                              of the Pioneer Funds since 2004
-----------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $48,990 in 2005 and approximately $47,600 in 2004.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years 2005 and 2004.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, including tax returns and tax advisory services, totaled approximately $6,800 in 2005 and approximately $12,000 in 2004.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other fees
There were no other services provided to the Fund during the fiscal years 2005 and 2004.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the fiscal year ended 2005, $94,548 was billed to Affiliates in Dublin for internal audit related services. For the year ended November 30, 2004, $100,200 was billed to Affiliates in Dublin for organizational assistance and internal audit related services.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $167,994 in 2005 and $287,200 in 2004. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1





ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.



Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  January 30, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2006

* Print the name and title of each signing officer under his or her signature.